SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

TOWER BANCORP, INC.

 (Exact name of registrant as specified in its charter)

Pennsylvania	0-12826	25-1445946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Center Square, Greencastle, Pennsylvania		17225
(Address of principal executive offices)		(Zip Code)

(717) 597-2137

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TOWER BANCORP, INC.

CURRENT REPORT ON FORM 8-K/A

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Tower Bancorp, Inc. on June 1, 2006.  This amendment provides the audited historical financial statements of the business acquired as required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Form 8-K filed on June 1, 2006.

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 1, 2006, Tower Bancorp, Inc. (“Tower”) completed the merger of FNB Financial Corporation (“FNB”) with Tower (the “Merger”) pursuant to the Agreement and Plan of Merger dated as of September 21, 2005, as amended December 14, 2005 and May 9, 2006 (the “Merger Agreement”) between Tower and FNB.

In the merger, FNB shareholders received either 0.8663 shares of Tower common stock for each share of FNB common stock or $39.00 in cash for each share held, depending on shareholder elections and subject to the allocation provisions of the Merger Agreement.  Under the terms of the Merger Agreement, no more than 15% of the outstanding FNB common stock was to be exchanged for cash and at least 85% of the outstanding FNB common stock was to be exchanged for Tower common stock.  In connection with the Merger, based on FNB shareholder elections, Tower paid to the former shareholders of FNB, in the aggregate, $2.37 million in cash and issued to the former shareholders of FNB, in the aggregate, 640,381 shares of Tower’s common stock.

Prior to completion of the Merger, The First National Bank of McConnellsburg, FNB’s sole banking subsidiary, was a federally-chartered bank.  Immediately after the Merger, The First National Bank of McConnellsburg became the wholly-owned subsidiary of Tower.  Tower has received approval from the Comptroller of the Currency to merge The First National Bank of McConnellsburg with and into its wholly-owned banking subsidiary, The First National Bank of Greencastle, and expects to complete this merger during the third quarter of 2006.

The Merger Agreement was previously filed with the Securities and Exchange Commission on June 1, 2006 as Exhibits 2.1 and 2.2 to Tower’s Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

A press release announcing completion of the Merger was previously filed with the Securities and Exchange Commission on June 1, 2006 as Exhibit 99.1 to Tower’s Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 5.02  Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

Effective June 1, 2006, Tower’s Board of Directors elected the following persons to serve as directors until their respective term expires and until their respective successor has been duly elected and qualified:  Terry L. Randall (term expiring in 2007), Patricia A. Carbaugh (term expiring in 2008) and Harry D. Johnston (term expiring in 2009).  These newly elected directors were members of FNB’s Board of Directors immediately prior to the completion of the Merger and were elected to serve on Tower’s Board of Directors pursuant to the Merger Agreement, which required that Tower and FNB mutually agree upon three people to be elected to Tower’s Board of Directors upon completion of the Merger.  Mr. Johnston, Mr. Randall and Ms. Carbaugh are not currently members of any committee of Tower’s Board of Directors; however, the Board may appoint one or more of them to one or more Board committees in the future.

Item 9.01               Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of FNB Financial Corporation as of and for the year ended December 31, 2005 are attached hereto as Exhibit 99.2 and are incorporated herein in their entirety by reference.

The unaudited interim financial statements of FNB Financial Corporation as of and for the three months ended March 31, 2006 are attached hereto as Exhibit 99.3 and are incorporated herein in their entirety by reference.

(b)	Pro Forma Financial Information

Pro Forma Financial Information as of and for the year ended December 31, 2005 and for the three months ended March 31, 2006 is attached hereto as Exhibit 99.4 and is incorporated herein in its entirety by reference.

(c)	Exhibits

2.1

Agreement and Plan of Merger, dated as of September 21, 2005, by and between Tower Bancorp, Inc. and FNB Financial Corporation, as amended December 14, 2005 (incorporated by reference from Exhibit 2.1 to Tower’s Registration Statement on Form S-4 (Registration No. 333-130485)).

2.2

Second Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and FNB Financial Corporation dated as of May 9, 2006 (incorporated by reference from Exhibit 2.3 to Tower’s Registration Statement on Form S-4 (Registration No. 333-130485)).

23.1	Consent of Smith Elliott Kearns & Company, LLC Independent Registered Accounting Firm.

99.1	Press Release announcing completion of FNB’s merger with and into Tower dated June 1, 2006. *

99.2	Consolidated audited financial statements of FNB Financial Corporation as of and for the year ended December 31, 2005 and Report of Independent Registered Accounting Firm therein

99.3	Consolidated unaudited interim financial statements of FNB Financial Corporation as of and for the three months ended March 31, 2006.

99.4	Pro forma financial information as of and for the year ended December 31, 2005 and for the three months ended March 31, 2006.

*	Previously filed as Exhibit 99.1 to Tower’s Current Report on Form 8-K filed on June 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

TOWER BANCORP, INC.

Date: August 8, 2006	By:	/s/ Franklin T. Klink, III
Title: Franklin T. Klink, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit

2.1

Agreement and Plan of Merger, dated as of September 21, 2005, by and between Tower Bancorp, Inc. and FNB Financial Corporation, as amended December 14, 2005 (incorporated by reference from Exhibit 2.1 to Tower’s Registration Statement on Form S-4 (Registration No. 333-130485)).

2.2

Second Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and FNB Financial Corporation dated as of May 9, 2006 (incorporated by reference from Exhibit 2.3 to Tower’s Registration Statement on Form S-4 (Registration No. 333-130485)).

23.1	Consent of Smith Elliott Kearns & Company, LLC Independent Registered Accounting Firm.

99.1	Press Release announcing completion of FNB’s merger with and into Tower dated June 1, 2006. *

99.2	Consolidated audited financial statements of FNB Financial Corporation as of and for the year ended December 31, 2005 and Report of Independent Registered Accounting Firm therein

99.3	Consolidated unaudited interim financial statements of FNB Financial Corporation as of and for the three months ended March 31, 2006.

99.4	Pro forma financial information as of and for the year ended December 31, 2005 and for the three months ended March 31, 2006.

*	Previously filed as Exhibit 99.1 to Tower’s Current Report on Form 8-K filed on June 1, 2006.